                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                       Distribution Date: 10/15/99

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        6,428,333.33        557,080.15        750,628.34          7,736,641.52
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables              178,628,353.27     14,885,611.05     19,138,837.20        212,652,801.52

(iv)    Collections of Finance Charge Receivables          21,398,292.78      1,783,180.88      2,292,684.42         25,474,158.07

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest 1,400,000,000.00    116,666,000.00    150,000,666.67      1,666,666,666.67
                                      Adjusted Interest 1,400,000,000.00    116,666,000.00    150,000,666.67      1,666,666,666.67

                                                 Series
        Floating Investor Percentage              8.98%            84.00%             7.00%             9.00%               100.00%
        Fixed Investor Percentage                 8.98%            84.00%             7.00%             9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                      Total Receivables                                                                     100.00%

(vii)   Investor Default Amount                             6,941,315.25        578,439.63        743,715.65          8,263,470.54

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                       1,166,666.67         97,221.67        125,000.56          1,388,888.39

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)    1,400,000,000.00    116,666,000.00    150,000,666.67      1,666,665,666.67

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                    20,231,626.11      1,685,959.21      2,167,683.86         24,085,269.18

(xxii)  Certificate Rate                                         5.51000%          5.73000%          6.00500%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                       Distribution Date: 10/15/99

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        5,242,083.33        452,810.93        619,153.46          6,314,047.72
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)   Collections of Principal Receivables              146,730,433.05     12,227,493.56     15,721,160.35         46,908,101.87

(iv)    Collections of Finance Charge Receivables          17,577,169.07      1,464,768.99      1,883,273.21         20,925,201.27

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest 1,150,000,000.00     95,833,000.00    123,214.619.00      1,369,047,619.00
                                      Adjusted Interest 1,150,000,000.00     95,833,000.00    123,214.619.00      1,369,047,619.00

                                                 Series
        Floating Investor Percentage              7.38%            84.00%             7.00%             9.00%               100.00%
        Fixed Investor Percentage                 7.38%            84.00%             7.00%             9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             5,701,794,67        475,147.90        610,908.22          6,787,860.80

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         958,333.33         79,860.83        102,678.85          1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)    1,150,000,000.00     95,833,000.00    123,214.819.00      1,369,047,619.00

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                    16,618,835.73      1,384,898.16      1,780,594.36         19,784.328.25

(xxii)  Certificate Rate                                         5.47000%          5.67000%          6.03000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                                                                       Distribution Date: 10/15/99
                                                                                                       Period Type: Revolving

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        7,875,000.00        458,095.13        578,268.38          8,911,385.51
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables              191,387,521.36     10,874,256.19     15,224,042.24        217,485,819.79

(iv)    Collections of Finance Charge Receivables          22,926,742.26      1,302,651.64      1,823,722.31         26,053,116.21

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest 1,500,000,000.00     85,227,000.00    119,318,455.00      1,704,545,455.00
                                      Adjusted Interest 1,500,000,000.00     85,227,000.00    119,318,455.00      1,704,545,455.00

                                                 Series
        Floating Investor Percentage              9.18%            88.00%             5.00%             7.00%               100.00%
        Fixed Investor Percentage                 9.18%            88.00%             5.00%             7.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             7,437,123.49        422,562.48        591,590.72          8,451,276.69

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                       1,250,000.00         71,022.50         99,432.05          1,420,454.55

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)    1,500,000,000.00     85,227,000.00    119,318,455.00      1,704,545,455.00

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                    21,676,742.26      1,231,629.14      1,742,290.26         24,632,661.67

(xxii)  Certificate Rate                                          6.3000%          6.45000%          5.88000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                                       Distribution Date: 10/15/99
                                                                                                       Period Type: Amortization

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                                0.00         99,477.58        104,963.45            204,441.03
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               31,897,920.23      2,658,117.49      3,417,676.39         37,973,714.61

(iv)    Collections of Finance Charge Receivables           2,857,054.20        318,421.86        314,058.07          3,489,534.15

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   186,925,000.00     20,833,000.00     20,547,494.51        228,305,494.51
                                      Adjusted Interest   186,925,000.00     20,833,000.00     20,547,494.51        228,305,494.51

                                                 Series
        Floating Investor Percentage              1.23%            81.87%             9.13%             9.00%               100.00%
        Fixed Investor Percentage                 1.80%            84.00%             7.00%             9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                      Total Receivables                                                                     100.00%

(vii)   Investor Default Amount                               926,789.54        103,291.73        101,876.17          1,131,957.44

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         155,770.83         17,360.83         17,122.91            190,254.58

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      186,925,000.00     20,833,000.00     20,547,494.51        228,305,494.51

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Interest Funding Account Balance

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall                                                                                0.00

(xix)   Interest Funding Account Investment Proceeds                                                                        235.48

(xix)   Available Funds                                     2,701,518.84        301,081.05        296,935.16          3,299,515.05

(xx)    Certificate Rate                                         6.77700%          5.73000%          6.13000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                                       Distribution Date: 10/15/99
                                                                                                       Period Type: Revolving

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        2,770,000.00        239,166.67        317,008.93          3,326,175.60
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               78,555,008.55      6,379,584.05      8,202,322.44         91,136,915.03

(iv)    Collections of Finance Charge Receivables           9,170,696.90        764.224.74        982,574.63         10,917,496.33

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   600,000,000.00     50,000,000.00     64,285,715.00        714,285,715.00
                                      Adjusted Interest   600,000,000.00     50,000,000.00     64,285,715.00        714,285,715.00

                                                 Series
        Floating Investor Percentage              3.85%            84.00%             7.00%             9.00%               100.00%
        Fixed Investor Percentage                 3.85%            84.00%             7.00%             9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             2,974,849.39        247,904.12        318,733.87          3,541,487.38

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         500,000.00         41,666.67         53,571.43            595,238.10

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      600,000,000.00     50,000,000.00     64,285,715.00        714,285,715.00

(xiv)   LIBOR                                                                                                              6.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     8,670,696.90        722,558.08        929,003.25         10,322,258.23

(xxii)  Certificate Rate                                         5.54000%          5.74000%          5.98000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                                       Distribution Date: 10/15/99
                                                                                                       Period Type: Revolving

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        2,580,833.33        151,230.58        199,858.42          2,931,922.33
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               63,795,840.45      3,624,752.06      5,074,680.83         72,495,273.35

(iv)    Collections of Finance Charge Receivables           7,642,247.42        434,217.21        607,907.45          8,684,372.03

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   500,000,000.00     28,409,000.00     39,772,819.00        568,181,819.00
                                      Adjusted Interest   500,000,000.00     28,409,000.00     39,772,819.00        568,181,819.00

                                                 Series
        Floating Investor Percentage              3.06%            88.00%             5.00%             7.00%               100.00%
        Fixed Investor Percentage                 3.06%            88.00%             5.00%             7.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             2,479,041.16        140,854.16        197,196.91          2,817,092.23

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         416,666.67         23,674.17         33,144.02            473,484.85

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      500,000,000.00     28,409,000.00     39,772,819.00        568,181,819.00

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     7,225,580.75        410,543.05        574,763.43          8,210,887.23

(xxii)  Certificate Rate                                         6.19400%          6.38800%          6.03000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                                       Distribution Date: 10/15/99
                                                                                                       Period Type: Amortization

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                                0.00        312,774.65        418,217.54            730,992.?8
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables              102,073.344.73      8,506,027.00     10,936,514.93        121,515,886.66

(iv)    Collections of Finance Charge Receivables          12,227,595.87      1,018,956.13      1,310,109.76         14,556,661.78

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   800,000,000.00     66,666,000.00     85,714,953.00        952,380,953.00
                                      Adjusted Interest   800,000,000.00     66,666,000.00     85,714,953.00        952,380,953.00

                                                 Series
        Floating Investor Percentage              5.13%            84.00%             7.00%             9.00%               100.00%
        Fixed Investor Percentage                 5.13%            84.00%             7.00%             9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                      Total Receivables                                                                     100.00%

(vii)   Investor Default Amount                             3,966,465.86        330,535.52        424,981.79          4,721,983.17

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         666,666.67         55,555.00         71,429.13            793,650.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.41%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      800,000,000.00     66,666,000.00     85,714,953.00        952,380,953.00

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Interest Funding Account Balance                    3,614,666.67                                              3,614,666.67

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall                                                                                0.00

(xix)   Interest Funding Account Investment Proceeds                                                                     14,873.63

(xix)   Available Funds                                    11,575,802.84        963,401.13      1,238,680.63         13,777,884.60

(xx)    Certificate Rate                                         5.51467%          5.63000%          5.85500%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                                       Distribution Date: 10/15/99
                                                                                                       Period Type: Revolving

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        3,000,000.00        174,711.25        237,064.23          3,411,775.48
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00              0.00                  0.00
        Accrued and Unpaid Interest                                                                                           0.00

(iii)   Collections of Principal Receivables               78,555,008.55      4,349,600.40      6,089,718.07         86,994,327.92

(iv)    Collections of Finance Charge Receivables           9,170,696.90        521,048.43        719,501.15         10,421,246.49

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   600,000,000.00     34,090,000.00     47,728,182.00        681,818,182.00
                                      Adjusted Interest   600,000,000.00     34,090,000.00     47,728,182.00        681,818,182.00

                                                 Series
        Floating Investor Percentage              3.67%            88.00%             5.00%             7.00%               100.00%
        Fixed Investor Percentage                 3.67%            88.00%             5.00%             7.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             2,974,849.39        169,021.03        236,640.26          3,380,510.68

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         500,000.00         28,408.33         39,773.49            568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      600,000,000.00     34,090,000.00     47,728,182.00        681,818,182.00

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     8,670,696.90        492,640.10        689,727.67          9,853,064.67

(xxii)  Certificate Rate                                         6.00000%          6.15000%          6.03000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                                       Distribution Date: 10/15/99
                                                                                                       Period Type: Revolving

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        3,000,833.33        259,094.03        357,455.10          3,617,382.47
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               82,934,592.59      6,911,130.99      8,885,934.29         98,731,657.87

(iv)    Collections of Finance Charge Receivables           9,934,921.65        827,899.95      1,064,466.03         11,827,287.68

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   650,000,000.00     54,166,000.00     69,643,524.00        773,809,524.00
                                      Adjusted Interest   650,000,000.00     54,166,000.00     69,643,524.00        773,809,524.00

                                                 Series
        Floating Investor Percentage              4.17%            84.00%             7.00%             9.00%               100.00%
        Fixed Investor Percentage                 4.17%            84.00%             7.00%             9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             3,222,753.51        268,559.49        345,298.33          3,836,611.32

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         541,666.67         45,138.33         58,036.27            644,841.27

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      650,000,000.00     54,166,000.00     69,643,524.00        773,809,524.00

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     9,393,254.98        782,761.61      1,006,429.81         11,182,446.41

(xxii)  Certificate Rate                                         5.54000%          5.74000%          6.23000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                                       Distribution Date: 10/15/99
                                                                                                       Period Type: Revolving

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        3,055,000.00        265,864.78        376,578.06          3,697,442.35
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               82,934,592.59      6,911,130.99      8,865,934.29         98,731,657.87

(iv)    Collections of Finance Charge Receivables           9,934,921.85        827,899.95      1,064,466.08         11,827,287.63

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   650,000,000.00     54,166,000.00     69,643,524.00        773,809,524.00
                                      Adjusted Interest   650,000,000.00     54,166,000.00     69,643,524.00        773,809,524.00

                                                 Series
        Floating Investor Percentage              4.17%            84.00%             7.00%             9.00%               100.00%
        Fixed Investor Percentage                 4.17%            84.00%             7.00%             9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                      Total Receivables                                                                     100.00%

(vii)   Investor Default Amount                             3,222,753.51        268,559.49        345,298.33          3,836,611.32

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         541,666.67         45,138.33         58,036.27            644,841.27

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      650,000,000.00     54,166,000.00     69,643,524.00        773,809,524.00

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     9,393,254.98        782,761.61      1,006,429.81         11,182,446.41

(xxii)  Certificate Rate                                         5.64000%          5.89000%          6.58450%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                                       Distribution Date: 10/15/99
                                                                                                       Period Type: Revolving

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        3,482,500.00        300,520.83        433,928.57          4,196,949.41
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               95,693,760.68      7,974,480.06     10,252,902.95        113,921,143.69

(iv)    Collections of Finance Charge Receivables          11,463,371.13        955,280.93      1,228,218.34         13,646,870.40

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   750,000,000.00     62,500,000.00     80,357,143.00        892,857,143.00
                                      Adjusted Interest   750,000,000.00     62,500,000.00     80,357,143.00        892,857,143.00

                                                 Series
        Floating Investor Percentage              4.81%            84.00%             7.00%             9.00%               100.00%
        Fixed Investor Percentage                 4.81%            84.00%             7.00%             9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             3,718,561.74        309,880.15        398,417.33          4,426,859.22

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         625,000.00         52,083.33         66,964.29            744,047.62

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      750,000,000.00     62,500,000.00     80,347,143.00        892,857,143.00

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                    10,838,371.13        903,197.59      1,161,254.05         12,902,822.78

(xxii)  Certificate Rate                                         5.54000%          5.77000%          6.58000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                                                                       Distribution Date: 10/15/99
                                                                                                       Period Type: Revolving

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        2,300,000.00        199,302.37        277,384.45          2,776,686.51
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               63,795,840.45      5,316,234.98      6,835,363.78         75,947,429.21

(iv)    Collections of Finance Charge Receivables           7,642,247.42        636,843.76        818,822.42          9,097,913.61

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   500,000,000.00     41,666,000.00     53,572,096.00        595,238,096.00
                                      Adjusted Interest   500,000,000.00     41,666,000.00     53,572,096.00        595,238,096.00

                                                 Series
        Floating Investor Percentage              3.21%            84.00%             7.00%             9.00%               100.00%
        Fixed Investor Percentage                 3.21%            84.00%             7.00%             9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             2,479,041.18        206,583.46        265,614.86          2,951,239.48

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         461,666.67         34,721.67         44,643.41            496,031.75

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      500,000,000.00     41,666,000.00     53,572,096.00        595,238,096.00

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     7,225,580.75        602,122.10        774,179.01          8,601,881.86

(xxii)  Certificate Rate                                         5.52000%          5.74000%          6.28000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President